Exhibit 1.01
CONFLICT MINERALS REPORT OF KIMBALL ELECTRONICS, INC.
For the reporting period from January 1, 2024 to December 31, 2024
As used herein, the terms “Company,” “Kimball Electronics,” “we,” “us,” or “our,” refer to Kimball Electronics, Inc., the Registrant, and its subsidiaries.
This Conflict Minerals Report (the “Report”) of Kimball Electronics, Inc. has been prepared pursuant to Rule 13p-1 and Form SD (collectively, the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the reporting period from January 1, 2024 to December 31, 2024 (the “Reporting Period”). Numerous terms in this Report are defined in Rule 13p-1 and Form SD and the reader is referred to those sources and to 1934 Act Release No. 34-67716 (August 22, 2012) for such definitions.
This Report has not been audited nor is an independent private sector audit required for this Report under the Rule or existing SEC guidance.
The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products (“Necessary Conflict Minerals”). The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite, including their derivatives, which are limited to tantalum, tin, and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola. The reporting requirements of the Rule apply to us regardless of the geographic origin of our Necessary Conflict Minerals and whether or not such Necessary Conflict Minerals fund Armed Groups (as that term is defined by the Rule).
Company and Responsible Sourcing Overview
Kimball Electronics was founded in 1961 and incorporated in 1998. We deliver a package of value that begins with our core competency of producing durable electronics. We further offer contract manufacturing organization solutions which include operations such as precision molded plastics, complete device assembly, and cold chain management. Our design and manufacturing expertise coupled with robust processes and procedures help us ensure that we deliver the highest levels of quality, reliability, and service throughout the entire life cycle of our customers’ products.
We manufacture or contract to manufacture many products that use Necessary Conflict Minerals. We are considered a “downstream” company, as described by the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition (the “OECD Guidance”). We primarily purchase component parts and generally do not purchase raw ore or unrefined Conflict Minerals. We are far removed from the mines, smelters, and refiners in our global supply chain. We source components and materials from suppliers, who source their components and materials from other, sub-tier suppliers. In addition, many of our customers require us to use their selected suppliers when manufacturing their products. We may not have direct contractual relationships with these customer-selected suppliers.
We believe that the smelters and refiners of the Conflict Minerals are best situated to identify the source of Conflict Minerals, and therefore have taken steps to identify the applicable smelters and refiners of Conflict Minerals in our supply chain. In accordance with the OECD Guidance, the internationally recognized framework on which our Company’s Responsible Sourcing Policy is based, we support industry initiatives that audit Conflict Minerals smelters’ and refiners’ due diligence activities, primarily through our memberships in the Responsible Minerals Initiative (“RMI”) and the Responsible Business Alliance (“RBA”). The data on which we relied for certain statements in this report was obtained through our RMI membership. We set forth our expectations of our suppliers in our Sustainability Policy and our Supplier Code of Conduct. More information is available on our website at: https://www.kimballelectronics.com/sustainability.
Description of Our Products Covered by this Report
We have determined that we manufacture or contract to manufacture products containing Necessary Conflict Minerals. This Report relates to our products: (i) that contain Necessary Conflict Minerals; (ii) that we manufactured or were contracted to manufacture; and (iii) that we produced during the Reporting Period (the “Covered Products”).
The Covered Products for this report include the following:
•Electronic assemblies
•Medical disposables
•Automation, test, and inspection equipment

The Company’s Reasonable Country of Origin Inquiry Process and Results
As noted above, we determined that certain of our products covered by this Report during the Reporting Period contained Necessary Conflict Minerals. Because of this determination, the Rule requires us to conduct, in good faith, a reasonable country of origin inquiry (“RCOI”) of our Necessary Conflict Minerals. We design the RCOI to determine whether any of the Necessary Conflict Minerals in our Covered Products originated or may have originated in a Covered Country or came from recycled or scrap sources.
If, based on our RCOI, we know, or have reason to believe, that (i) any of our Necessary Conflict Minerals originated in a Covered Country and (ii) such Necessary Conflict Minerals may not be from recycled or scrap sources, the Rule requires that we exercise due diligence on the source and chain of custody of those Necessary Conflict Minerals, in accordance with a nationally or internationally recognized due diligence framework, if such a framework is available for the particular Conflict Mineral. The Rule also describes further actions that we must take based on the results of our due diligence on the source and chain of custody of Conflict Minerals.
For Covered Products, we utilized the Responsible Minerals Initiative’s (“RMI”) Conflict Minerals Reporting Template (“CMRT”) to request information from the suppliers we identified in our supply chain assessment about the sources of the Necessary Conflict Minerals in the products they supply to us. After collecting responses to our supplier inquiries, we evaluated the responses for completeness and plausibility, and we engaged in follow-up communications with suppliers as appropriate. Some suppliers provided us with “company-level” CMRT responses that include Conflict Minerals information for all products sold by that supplier to its customers even though we may have purchased only a limited subset of such products from that supplier.
Based on our RCOI described above, we have reason to believe that some of these Conflict Minerals may have originated from the Covered Countries and may not be from recycled or scrap sources.
Our Due Diligence Process
Based on the results of our RCOI, and as required by the Rule, we conducted due diligence on the source and chain of custody of our Necessary Conflict Minerals (“Due Diligence”) to ascertain whether these Conflict Minerals originated in the Covered Countries and finance or otherwise benefited Armed Groups.
Design of Our Due Diligence Framework
As required by the Rule, we designed our Due Diligence to conform, in all material respects, with the due diligence framework set forth in the OECD Guidance as a basis for responsible supply chain management of all minerals and as applicable to downstream companies (as the term is defined in the OECD Guidance). The design of our Due Diligence incorporates the OECD Guidance’s five-step framework:
1.Establish strong company management systems.
2.Identify and assess risk in the supply chain.
3.Design and implement a strategy to respond to identified risks.
4.Carry out independent third-party audits of smelters’/refiners’ due diligence practices by participating in industry-driven initiatives.
5.Report annually on supply chain due diligence.
Due Diligence Activities Performed
For the Reporting Period, as part of our Due Diligence we surveyed approximately 3,206 direct suppliers of components who potentially contributed Necessary Conflict Minerals for the Covered Products, representing 100% of our direct suppliers relevant for Conflict Minerals inquiry for the Reporting Period. We requested that each of them complete the RMI CMRT. As with our RCOI, we used the CMRT responses to collect information regarding the sources of the Necessary Conflict Minerals in the products they supplied to us, including the processing smelters and refiners (“SORs”) and countries and mines of origin of such Conflict Minerals from our direct suppliers and in their supply chains. To the extent possible, we followed up with direct suppliers who did not respond to our survey or who provided incomplete or inconsistent information. For example, we followed up with suppliers surveyed to collect or correct missing and inconsistent information, implausible statements regarding the presence of Conflict Minerals, responses that did not identify SORs, and where the reported sourcing country is not a known reserve for the specified Conflict Mineral. We compared the smelter information provided by our direct suppliers in our supply chain surveys to multiple sources including the CMRT’s Smelter Reference List and the Conformant and Active Smelter & Refiner Lists from RMI. We followed up with direct suppliers who indicate high risk smelters in their supply chain via their CMRT as appropriate to request additional data analysis and verification.

If a supplier did not provide the information requested, we initiated an escalation process. The escalation process included contacting alternate persons at the supplier, enlisting help from our manufacturing locations engaged with the supplier, obtaining assistance from our global sourcing team, and working with our customers to contact the suppliers. Of the suppliers we surveyed, approximately 67.56% responded to the survey with reliable responses, representing approximately 87.22% of the total number of unique in-scope parts purchased and 87.19% of our direct materials spend on in-scope parts for the Reporting Period.
In addition, Due Diligence that we performed during the Reporting Period included the following:
•Our internal compliance team that conducts Due Diligence reported progress directly to our Chief Legal & Administrative Officer and executive leadership team, as well as to leaders throughout our global procurement, manufacturing, quality, and finance functions.
•We conducted training to educate our compliance team and our other internal teams on the requirements of the Rule.
•We communicated our Sustainability Policy and our Supplier Code of Conduct to our customers and suppliers along with our expectations under those Policies.
•We worked with our suppliers and our customers to seek remedies for non-compliance, identified risks, or inconsistencies in accordance with our Responsible Sourcing Policy.
•We continued to embrace and support industry initiatives that audit Conflict Minerals smelters’ and refiners’ due diligence activities, since we generally do not have direct contractual relationships with the originating mines, or with the smelters or refiners of the Conflict Minerals that our products contain.
•We reported to our Board of Directors the results of our Due Diligence processes and activities.
Our Due Diligence Determination
Based on our Due Diligence, we were unable to determine whether the Necessary Conflict Minerals contained in such products (not including Conflict Minerals that originated from recycled or scrap sources) originated in the Covered Countries, or, if they did originate in the Covered Countries, whether the mining of or trade in such Conflict Minerals directly or indirectly finance or otherwise benefit Armed Groups.
Smelters and Refiners; Countries of Origin of Conflict Minerals
The declarations we received from our suppliers described above include a total of 578 SORs that processed Conflict Minerals used in the production of such suppliers’ products. Among these 578 SORs provided in the declarations, 251 either have been certified as conformant with the Responsible Minerals Assurance Program’s (“RMAP”) (formerly known as the Conflict-Free Smelter Program) assessment protocols (“RMAP Conformant”) or have committed to undergo a RMAP audit (“RMAP Active”), per the current version of the CMRT. The remaining SORs were listed on the Smelter Look-up list tab of the current version of the CMRT, but are not listed as “Conformant” or “Active.” The RMI website notes that, due to the eligibility criteria for an RMAP assessment, smelters and refiners are sometimes removed from the Conformant list because they are no longer operational and not because they are non-conformant to the standard.

Additionally, many of the declarations we receive are company-wide and not product specific, so we believe these declarations may include SORs and countries of origin for Conflict Minerals that are not applicable to the Conflict Minerals used in our products. The inclusion of a SOR in a country on the list from RMI is not a final indicator that the Company utilized materials sourced from a SOR in this country. Due to the many such company-wide declarations and the multiple levels of suppliers in our supply chain, we are unable to determine with certainty at this time which SORs, which facilities, which countries of origin, or which mines or locations of origin listed in the declarations actually provide the specific Conflict Minerals used in our products.

The SORs identified by our suppliers in their declarations are set forth in the Appendix to this Report.
Steps Taken and Being Taken to Mitigate Risk
We have taken or are taking the following steps, among others, to mitigate the risk that our Necessary Conflict Minerals benefit Armed Groups and to improve the results of our due diligence measures:

•We communicate our Sustainability Policy and our Supplier Code of Conduct to our customers and suppliers along with our expectations under that Policy;
•We improve the efficiency and quality of our supplier onboarding, outreach, and education;
•We engage with suppliers to obtain updated, accurate, and complete information about our supply chain;
•We actively support industry initiatives to encourage smelters and refiners to participate in audits of their Conflict Minerals due diligence activities;

•We send requests when appropriate to certain high risk smelters to provide Country of Origin information;
•We reconsider our partnerships with suppliers who do not comply with our Responsible Sourcing Policy;
•We cooperate with industry groups seeking to identify best practices for a good faith RCOI and related due diligence; and
•We encourage suppliers to implement responsible sourcing and effective traceability measures.
Forward-Looking Statements
Certain statements contained in this Report, including those made under the “Steps Taken and Being Taken to Mitigate Risk” section, reflect the Company’s expectations with respect to future performance and constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements of the plans and objectives of management for future operations. These statements are subject to a variety of uncertainties, unknown risks, and other factors concerning the Company’s operations and business environment, which are difficult to predict and are beyond the control of the Company. Factors that could adversely affect our future performance include (1) those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2024 and other filings with the SEC, (2) the responsible sourcing of conflict minerals in our supply chain by our direct and indirect suppliers, and (3) the effectiveness of traceability systems used by our direct and indirect suppliers to determine the source and chain of custody of conflict minerals contained in our supply chain.

Appendix

Smelters and Refiners

Identification	Metal	Name	Country
CID003926	Tantalum	5D Production OU	Estonia
CID002763	Gold	8853 S.p.A.	Italy
CID000004	Tungsten	A.L.M.T. Corp.	Japan
CID002920	Gold	ABC Refinery Pty Ltd.	Australia
CID002708	Gold	Abington Reldan Metals, LLC	United States Of America
CID002833	Tungsten	ACL Metais Eireli	Brazil
CID000015	Gold	Advanced Chemical Company	United States Of America
CID003185	Gold	African Gold Refinery	Uganda
CID000019	Gold	Aida Chemical Industries Co., Ltd.	Japan
CID002560	Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
CID002899	Gold	Al Ghaith Gold	United Arab Emirates
CID003427	Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil
CID002760	Gold	Albino Mountinho Lda.	Portugal
CID003500	Gold	Alexy Metals	United States Of America
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
CID000292	Tin	Alpha	United States Of America
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
CID000059	Tantalum	ANHUI HERRMAN IMPEX CO.	China
CID002809	Tin	Arco Alloys	United States Of America
CID000077	Gold	Argor-Heraeus S.A.	Switzerland
CID003553	Tungsten	Artek LLC	Russian Federation
CID002596	Gold	ARY Aurum Plus	United Arab Emirates
CID000082	Gold	Asahi Pretec Corp.	Japan
CID000924	Gold	Asahi Refining Canada Ltd.	Canada
CID000920	Gold	Asahi Refining USA Inc.	United States Of America
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID000090	Gold	Asaka Riken Co., Ltd.	Japan
CID000092	Tantalum	Asaka Riken Co., Ltd.	Japan
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
CID004697	Gold	Attero Recycling Pvt Ltd	India
CID002850	Gold	AU Traders and Refiners	South Africa
CID003461	Gold	Augmont Enterprises Private Limited	India
CID000113	Gold	Aurubis AG	Germany
CID002704	Tungsten	Avon Specialty Metals Ltd.	United Kingdom Of Great Britain And Northern Ireland
CID000523	Gold	Baiyin Nonferrous Metals Corporation (BNMC)	China
CID002863	Gold	Bangalore Refinery	India
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
CID000157	Gold	Boliden AB	Sweden
CID000169	Tin	Brinkmann Chemie AG	Germany
CID000176	Gold	C. Hafner GmbH + Co. KG	Germany
CID003421	Gold	C.I Metales Procesados Industriales SAS	Colombia
CID000180	Gold	Caridad	Mexico
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	Canada
CID000189	Gold	Cendres + Metaux S.A.	Switzerland
CID003382	Gold	CGR Metalloys Pvt Ltd.	India
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
CID000213	Gold	Changzhou Chemical Research Institute Co. Ltd.	China
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
CID000227	Gold	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China
CID000233	Gold	Chimet S.p.A.	Italy
CID000236	Gold	China GoldDeal Investment Co., Ltd.	China
CID002641	Tungsten	China Molybdenum Tungsten Co., Ltd.	China
CID002864	Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	China
CID001070	Tin	China Tin Group Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002786	Tin	Chofu Works	China
CID000261	Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	China
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
CID000264	Gold	Chugai Mining	Japan
CID004431	Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	China
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.	China
CID000281	Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China
CID004010	Gold	Coimpa Industrial LTDA	Brazil
CID003402	Tantalum	CP Metals Inc.	United States Of America
CID003486	Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil
CID003524	Tin	CRM Synergies	Spain
CID003468	Tungsten	Cronimet Brasil Ltda	Brazil
CID002570	Tin	CV Ayi Jaya	Indonesia
CID002592	Tin	CV Dua Sekawan	Indonesia
CID000304	Tin	CV Duta Putra Bangka	Indonesia
CID000306	Tin	CV Gita Pesona	Indonesia
CID000315	Tin	CV United Smelting	Indonesia
CID002455	Tin	CV Venus Inti Perkasa	Indonesia
CID002504	Tantalum	D Block Metals, LLC	United States Of America
CID000328	Gold	Daejin Indus Co., Ltd.	Korea, Republic Of
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	China
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany
CID003348	Gold	Dijllah Gold Refinery FZC	United Arab Emirates
CID000357	Tin	Dingnan Jiawang environmental Tin technology Co.	China
CID000362	Gold	DODUCO Contacts and Refining GmbH	Germany
CID003356	Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China
CID000376	Tin	Dongguan City Xida Soldering Tin Products Co.	China
CID004060	Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic Of
CID003663	Gold	Dongwu Gold Group	China
CID000401	Gold	Dowa	Japan
CID000402	Tin	Dowa	Japan
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID003579	Tin	Dragon Silver Holdings Limited	China
CID003831	Tin	DS Myanmar	Myanmar
CID000359	Gold	DSC (Do Sung Corporation)	Korea, Republic Of
CID000425	Gold	Eco-System Recycling Co., Ltd. East Plant	Japan
CID003424	Gold	Eco-System Recycling Co., Ltd. North Plant	Japan
CID003425	Gold	Eco-System Recycling Co., Ltd. West Plant	Japan
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
CID001322	Gold	Elemetal Refining, LLC	United States Of America
CID001323	Tin	Elemetal Refining, LLC	United States Of America
CID004755	Gold	Elite Industech Co., Ltd.	Taiwan, Province Of China
CID000438	Tin	EM Vinto	Bolivia (Plurinational State Of)
CID003487	Gold	Emerald Jewel Industry India Limited (Unit 1)	India
CID003488	Gold	Emerald Jewel Industry India Limited (Unit 2)	India
CID003489	Gold	Emerald Jewel Industry India Limited (Unit 3)	India
CID003490	Gold	Emerald Jewel Industry India Limited (Unit 4)	India
CID002561	Gold	Emirates Gold DMCC	United Arab Emirates
CID000448	Tin	Estanho de Rondonia S.A.	Brazil
CID000456	Tantalum	Exotech Inc.	United States Of America
CID000460	Tantalum	F&X Electro-Materials Ltd.	China
CID003582	Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil
CID000466	Tin	Feinhutte Halsbrucke GmbH	Germany
CID000468	Tin	Fenix Metals	Poland
CID002515	Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
CID002505	Tantalum	FIR Metals & Resource Ltd.	China
CID002584	Gold	Fujairah Gold FZC	United Arab Emirates
CID003401	Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
CID003609	Tungsten	Fujian Xinlu Tungsten	China
CID000520	Tantalum	Gannon & Scott	United States Of America
CID002644	Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
CID003580	Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India
CID003194	Tin	Geib Refining Corp.	United States Of America
CID002459	Gold	Geib Refining Corporation	United States Of America
CID003410	Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	China
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	China
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
CID000553	Tin	Gejiu Yunxi Group Corp.	China
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
CID003417	Tungsten	GEM Co., Ltd.	China
CID004506	Gold	GG Refinery Ltd.	Tanzania
CID002558	Tantalum	Global Advanced Metals Aizu	Japan
CID002557	Tantalum	Global Advanced Metals Boyertown	United States Of America
CID004754	Tin	Global Advanced Metals Greenbushes Pty Ltd.	Australia
CID000568	Tungsten	Global Tungsten & Powders Corp.	United States Of America
CID000569	Gold	Global Tungsten & Powders LLC	United States Of America
CID003641	Gold	Gold by Gold Colombia	Colombia
CID003186	Gold	Gold Coast Refinery	Ghana
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China
CID000605	Gold	Guangdong Hua Jian Trade Co., Ltd.	China
CID002271	Tin	GUANGDONG JIATIAN STANNUM PRODUCTS CO., LTD	China
CID002312	Gold	Guangdong Jinding Gold Limited	China
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002274	Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China
CID000626	Tin	Guangxi Nonferrous Metals Group	China
CID000628	Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	Germany
CID002548	Tantalum	H.C. Starck Inc.	United States Of America
CID002541	Tungsten	H.C. Starck Tungsten GmbH	Germany
CID000670	Gold	Hang Seng Technology	China
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
CID003978	Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic Of
CID002934	Tin	Hayes Metals Pty Ltd	Australia
CID000694	Gold	Heimerle + Meule GmbH	Germany
CID002519	Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
CID000711	Gold	Heraeus Germany GmbH Co. KG	Germany
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	China
CID000720	Tin	Hezhou Jinwei Tin Co., Ltd.	China
CID002635	Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
CID002739	Gold	Hop Hing electroplating factory Zhejiang	China
CID002601	Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	China
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	China
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	China
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China
CID002904	Gold	Hung Cheong Metal Manufacturing Limited	China
CID000778	Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002649	Tungsten	Hydrometallurg, JSC	Russian Federation
CID000790	Tin	IMPAG AG	Switzerland
CID004604	Gold	Impala Platinum - Base Metal Refinery (BMR)	South Africa
CID004714	Gold	Impala Platinum - Platinum Metals Refinery (PMR)	South Africa
CID004610	Gold	Impala Platinum - Rustenburg Smelter	South Africa
CID004704	Gold	Inca One (Chala One Plant)	Peru
CID004705	Gold	Inca One (Koricancha Plant)	Peru
CID002587	Gold	Industrial Refining Company	Belgium
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China
CID002562	Gold	International Precious Metal Refiners	United Arab Emirates
CID000805	Gold	I-PEX golden finger	Japan
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	Japan
CID000814	Gold	Istanbul Gold Refinery	Turkey
CID002765	Gold	Italpreziosi	Italy
CID002893	Gold	JALAN & Company	India
CID000823	Gold	Japan Mint	Japan
CID000825	Tungsten	Japan New Metals Co., Ltd.	Japan
CID000822	Tin	Jau Janq Enterprise Co., Ltd.	Taiwan, Province Of China
CID000835	Tin	Jean Goldschmidt International (JGI Hydrometal)	Belgium
CID000841	Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	China
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
CID000855	Gold	Jiangxi Copper Co., Ltd.	China
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	China
CID002648	Tungsten	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	China
CID004813	Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	China
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	China
CID002647	Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	China
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002819	Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
CID000909	Gold	Jinlong Copper Co., Ltd.	China
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	China
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	China
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
CID003408	Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
CID000493	Gold	JSC Novosibirsk Refinery	Russian Federation
CID000929	Gold	JSC Uralelectromed	Russian Federation
CID000934	Tin	Ju Tai Industrial Co., Ltd.	China
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
CID003497	Gold	K.A. Rasmussen	Norway
CID002563	Gold	Kaloti Precious Metals	United Arab Emirates
CID003047	Tin	KARAS PLATING LTD	United Kingdom Of Great Britain And Northern Ireland
CID000956	Gold	Kazakhmys Smelting LLC	Kazakhstan
CID000957	Gold	Kazzinc	Kazakhstan
CID002568	Tantalum	Kemet Blue Powder	United States Of America
CID002539	Tantalum	KEMET de Mexico	Mexico
CID004619	Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	Viet Nam
CID000966	Tungsten	Kennametal Fallon	United States Of America
CID000105	Tungsten	Kennametal Huntsville	United States Of America
CID000969	Gold	Kennecott Utah Copper LLC	United States Of America
CID003388	Tungsten	KGETS Co., Ltd.	Korea, Republic Of
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	Poland
CID002373	Tin	Kobe Steel, Ltd.	Japan
CID000981	Gold	Kojima Chemicals Co., Ltd.	Japan
CID002605	Gold	Korea Zinc Co., Ltd.	Korea, Republic Of
CID000992	Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	Czech Republic
CID004433	Gold	KP Sanghvi International Pvt Ltd	India
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID003463	Gold	Kundan Care Products Ltd.	India
CID001029	Gold	Kyrgyzaltyn JSC	Kyrgyzstan
CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation
CID001032	Gold	L'azurde Company For Jewelry	Saudi Arabia
CID002281	Tin	LIAN JING	China
CID003407	Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China
CID004397	Tungsten	Lianyou Resources Co., Ltd.	Taiwan, Province Of China
CID001056	Gold	Lingbao Gold Co., Ltd.	China
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
CID003643	Tungsten	LLC Vostok	Russian Federation
CID004796	Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	China
CID002762	Gold	L'Orfebre S.A.	Andorra
CID001076	Tantalum	LSM Brasil S.A.	Brazil
CID001078	Gold	LS-NIKKO Copper Inc.	Korea, Republic Of
CID000689	Gold	LT Metal Ltd.	Korea, Republic Of
CID003387	Tin	Luna Smelter, Ltd.	Rwanda
CID001091	Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
CID002382	Tin	M/s ECO Tropical Resources	Singapore
CID001098	Tin	Ma An Shan Shu Guang Smelter Corp.	China
CID003379	Tin	Ma'anshan Weitai Tin Co., Ltd.	China
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
CID004056	Tungsten	MALAMET SMELTING SDN. BHD.	Malaysia
CID001108	Tantalum	Malaysia Smelting Corporation (MSC)	Malaysia
CID001105	Tin	Malaysia Smelting Corporation (MSC)	Malaysia
CID004434	Tin	Malaysia Smelting Corporation Berhad (Port Klang)	Malaysia
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
CID002606	Gold	Marsam Metals	Brazil
CID002543	Tungsten	Masan High-Tech Materials	Viet Nam
CID001112	Tin	Materials Eco-Refining Co., Ltd.	Japan
CID001113	Gold	Materion	United States Of America
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001115	Tantalum	Materion	United States Of America
CID001116	Tungsten	Materion	United States Of America
CID001119	Gold	Matsuda Sangyo Co., Ltd.	Japan
CID003548	Gold	MD Overseas	India
CID003024	Tin	Medeko Cast S.R.O.	Slovakia
CID002500	Tin	Melt Metais e Ligas S.A.	Brazil
CID002847	Tantalum	Meta Materials	North Macedonia, Republic Of
CID001136	Tin	Metahub Industries Sdn. Bhd.	Malaysia
CID003575	Gold	Metal Concentrators SA (Pty) Ltd.	South Africa
CID001142	Tin	Metallic Resources, Inc.	United States Of America
CID003557	Gold	Metallix Refining Inc.	United States Of America
CID002773	Tin	Metallo Belgium N.V.	Belgium
CID002774	Tin	Metallo Spain S.L.U.	Spain
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	India
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	China
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	China
CID001153	Gold	Metalor Technologies S.A.	Switzerland
CID001157	Gold	Metalor USA Refining Corporation	United States Of America
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
CID001172	Tin	Minchali Metal Industry Co., Ltd.	Taiwan, Province Of China
CID001175	Tantalum	Mineracao Taboca S.A.	Brazil
CID001173	Tin	Mineracao Taboca S.A.	Brazil
CID001177	Tin	Ming Li Jia smelt Metal Factory	China
CID004065	Tin	Mining Minerals Resources SARL	Congo, Democratic Republic Of The
CID001181	Tungsten	Minmetals Ganzhou Tin Co. Ltd.	China
CID001182	Tin	Minsur	Peru
CID001188	Gold	Mitsubishi Materials Corporation	Japan
CID001191	Tin	Mitsubishi Materials Corporation	Japan
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan
CID001195	Tungsten	Mitsui Mining and Smelting Co., Ltd.	Japan
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001196	Gold	MK Electron	Korea, Republic Of
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	India
CID002857	Gold	Modeltech Sdn Bhd	Malaysia
CID002858	Tin	Modeltech Sdn Bhd	Malaysia
CID002845	Tungsten	Moliren Ltd.	Russian Federation
CID002282	Gold	Morris and Watson	New Zealand
CID002866	Gold	Morris and Watson Gold Coast	Australia
CID001204	Gold	Moscow Special Alloys Processing Plant	Russian Federation
CID001212	Gold	N.E. Chemcat	Japan
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey
CID004034	Tungsten	Nam Viet Cromit Joint Stock Company	Viet Nam
CID001228	Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
CID001236	Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
CID001246	Tin	Ney Metals and Alloys	United
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
CID003189	Gold	NH Recytech Company	Korea, Republic Of
CID002589	Tungsten	Niagara Refining LLC	United States Of America
CID001259	Gold	Nihon Material Co., Ltd.	Japan
CID001252	Gold	Nihon Superior Co., Ltd.	Japan
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
CID001280	Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	China
CID003690	Gold	NOBLE METAL SERVICES	United States Of America
CID001305	Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
CID001200	Tantalum	NPM Silmet AS	Estonia
CID003416	Tungsten	NPP Tyazhmetprom LLC	Russian Federation
CID001313	Gold	Nyrstar	United States Of America
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	Philippines
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID003395	Tin	OMODEO A. E S. METALLEGHE SRL	Italy
CID003614	Tungsten	OOO “Technolom” 1	Russian Federation
CID003612	Tungsten	OOO “Technolom” 2	Russian Federation
CID001337	Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)
CID001352	Gold	PAMP S.A.	Switzerland
CID002872	Gold	Pease & Curren	United States Of America
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	China
CID004797	Tungsten	Philippine Bonway Manufacturing Industrial Corporation	Philippines
CID004438	Tungsten	Philippine Carreytech Metal Corp.	Philippines
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines
CID004068	Tungsten	Plansee Composite Materials GmbH	Germany
CID002556	Multiple	Plansee SE Reutte	Austria
CID002919	Gold	Planta Recuperadora de Metales SpA	Chile
CID003396	Tantalum	PM Kalco Inc	United States Of America
CID003208	Tin	Pongpipat Company Limited	Myanmar
CID004054	Tantalum	PowerX Ltd.	Rwanda
CID002581	Gold	Precious Metals Sales Corp.	United States Of America
CID003409	Tin	Precious Minerals and Smelting Limited	India
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
CID000309	Tin	PT Aries Kencana Sejahtera	Indonesia
CID001399	Tin	PT Artha Cipta Langgeng	Indonesia
CID002503	Tin	PT ATD Makmur Mandiri Jaya	Indonesia
CID001402	Tin	PT Babel Inti Perkasa	Indonesia
CID001406	Tin	PT Babel Surya Alam Lestari	Indonesia
CID002776	Tin	PT Bangka Prima Tin	Indonesia
CID003205	Tin	PT Bangka Serumpun	Indonesia
CID001419	Tin	PT Bangka Tin Industry	Indonesia
CID001421	Tin	PT Belitung Industri Sejahtera	Indonesia
CID001428	Tin	PT Bukit Timah	Indonesia
CID002696	Tin	PT Cipta Persada Mulia	Indonesia
CID001434	Tin	PT DS Jaya Abadi	Indonesia
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002530	Tin	PT Inti Stania Prima	Indonesia
CID001448	Tin	PT Karimun Mining	Indonesia
CID002829	Tin	PT Kijang Jaya Mandiri	Indonesia
CID002870	Tin	PT Lautan Harmonis Sejahtera	Indonesia
CID003380	Tin	PT Masbro Alam Stania	Indonesia
CID002835	Tin	PT Menara Cipta Mulia	Indonesia
CID004685	Tin	PT Mitra Graha Raya	Indonesia
CID001453	Tin	PT Mitra Stania Prima	Indonesia
CID003449	Tin	PT Mitra Sukses Globalindo	Indonesia
CID001457	Tin	PT Panca Mega Persada	Indonesia
CID000313	Tin	PT Premium Tin Indonesia	Indonesia
CID001458	Tin	PT Prima Timah Utama	Indonesia
CID003868	Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia
CID003381	Tin	PT Rajawali Rimba Perkasa	Indonesia
CID002593	Tin	PT Rajehan Ariq	Indonesia
CID001460	Tin	PT Refined Bangka Tin	Indonesia
CID001463	Tin	PT Sariwiguna Binasentosa	Indonesia
CID001468	Tin	PT Stanindo Inti Perkasa	Indonesia
CID001470	Tungsten	PT Stanindo Inti Perkasa	Indonesia
CID002816	Tin	PT Sukses Inti Makmur (SIM)	Indonesia
CID001471	Tin	PT Sumber Jaya Indah	Indonesia
CID001486	Tin	PT Timah Nusantara	Indonesia
CID002772	Tin	PT Timah Tbk	Indonesia
CID001477	Tin	PT Timah Tbk Kundur	Indonesia
CID001482	Tin	PT Timah Tbk Mentok	Indonesia
CID001485	Tungsten	PT Timah Tbk Mentok	Indonesia
CID001490	Tin	PT Tinindo Inter Nusa	Indonesia
CID002478	Tin	PT Tirus Putra Mandiri	Indonesia
CID001493	Tin	PT Tommy Utama	Indonesia
CID001498	Gold	PX Precinox S.A.	Switzerland
CID003324	Gold	QG Refining, LLC	United States Of America
CID001508	Tantalum	QuantumClean	United States Of America
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001512	Gold	Rand Refinery (Pty) Ltd.	South Africa
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	China
CID002582	Gold	REMONDIS PMR B.V.	Netherlands
CID002707	Tantalum	Resind Industria e Comercio Ltda.	Brazil
CID002706	Tin	Resind Industria e Comercio Ltda.	Brazil
CID003159	Tantalum	RFH Recycling Metals Co., Ltd.	China
CID003581	Tin	Rian Resources SDN. BHD.	Malaysia
CID004692	Tin	RIKAYAA GREENTECH PRIVATE LIMITED	India
CID001534	Gold	Royal Canadian Mint	Canada
CID001541	Tantalum	Rui Da Hung	Taiwan, Province Of China
CID001539	Tin	Rui Da Hung	Taiwan, Province Of China
CID002761	Gold	SAAMP	France
CID001546	Gold	Sabin Metal Corp.	United States Of America
CID002973	Gold	Safimet S.p.A	Italy
CID002290	Gold	SAFINA A.S.	Czechia
CID002853	Gold	Sai Refinery	India
CID003666	Gold	SAM Precious Metals FZ-LLC	United Arab Emirates
CID001555	Gold	Samduck Precious Metals	Korea, Republic Of
CID001562	Gold	Samwon Metals Corp.	Korea, Republic Of
CID003529	Gold	Sancus ZFS (L’Orfebre, SA)	Colombia
CID002538	Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam
CID001567	Gold	Sanmenxia Hengsheng science and technology, research and development Co., LTD	China
CID002777	Gold	SAXONIA Edelmetalle GmbH	Germany
CID001573	Gold	Schoene Edelmetaal B.V.	Netherlands
CID003540	Gold	Sellem Industries Ltd.	Mauritania
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	Spain
CID001605	Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
CID001606	Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
CID001916	Gold	Shandong Gold Smelting Co., Ltd.	China
CID001612	Gold	Shandong Hengbang Smelter Co., Ltd.	China
CID002525	Gold	Shandong Humon Smelting Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001616	Gold	Shandong penglai gold smelter	China
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
CID002614	Gold	Shandong Yanggu Xiangguang Co., Ltd.	China
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
CID001634	Tantalum	Shanghai Jiangxi Metals Co., Ltd.	China
CID001642	Tin	ShangHai YueQiang Metal Products Co., LTD	China
CID001648	Tin	Shangrao Xuri Smelting Factory	China
CID002750	Gold	Shenzhen CuiLu Gold Co., Ltd.	China
CID001692	Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China
CID001694	Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China
CID004435	Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	China
CID001711	Tin	Shenzhen Yi Cheng Industrial	China
CID002527	Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
CID004430	Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China
CID002588	Gold	Shirpur Gold Refinery Ltd.	India
CID001731	Tin	Sichuan Guanghan Jiangnan casting smelters	China
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
CID002408	Tin	Sigma Tin Alloy Co., Ltd.	China
CID002516	Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China
CID001745	Gold	Sino-Platinum Metals Co., Ltd.	China
CID001748	Tin	Sizer Metals PTE Ltd	Singapore
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
CID001758	Tin	Soft Metais Ltda.	Brazil
CID001761	Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China
CID001764	Tungsten	Solar Applied Materials Technology Corp.	Taiwan, Province Of China
CID001769	Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China
CID003383	Gold	Sovereign Metals	India
CID002411	Tin	Spectro Alloys Corp.	United States Of America
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania
CID002567	Gold	Sudan Gold Refinery	Sudan
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	Japan
CID001801	Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan
CID002918	Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of
CID001808	Gold	Suntain Co., Ltd.	Taiwan, Province Of China
CID001810	Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province Of China
CID002756	Tin	Super Ligas	Brazil
CID001822	Tin	Suzhou Nuonengda Chemical Co., Ltd.	China
CID002743	Gold	SuZhou ShenChuang recycling Ltd.	China
CID002580	Gold	T.C.A S.p.A	Italy
CID001839	Tungsten	TaeguTec	Korea, Republic Of
CID001840	Gold	Tai Perng	China
CID001841	Tin	Tai Perng	China
CID001843	Gold	Tai zhou chang san Jiao electron Co.,Ltd	China
CID001845	Tin	Taicang City Nancang Metal Material Co., Ltd.	China
CID002566	Tantalum	Taike Technology (Suzhou) Co.,Ltd.	China
CID001852	Tin	Taiwan Huanliang	Taiwan
CID001857	Gold	TAIWAN TOTAI CO., LTD.	Taiwan
CID004403	Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	Japan
CID001869	Tantalum	Taki Chemical Co., Ltd.	Japan
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
CID002544	Tantalum	TANIOBIS Co., Ltd.	Thailand
CID002545	Tantalum	TANIOBIS GmbH	Germany
CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	Japan
CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany
CID002542	Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam
CID001891	Tantalum	Telex Metals	United States Of America
CID002834	Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam
CID001898	Tin	Thaisarco	Thailand
CID001901	Tungsten	Thaisarco	Thailand
CID001929	Tin	Tianshui Ling Bo Technology Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID001932	Tin	TIN PLATING GEJIU	China
CID003325	Tin	Tin Technology & Refining	United States Of America
CID001938	Gold	Tokuriki Honten Co., Ltd.	Japan
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
CID002615	Gold	TOO Tau-Ken-Altyn	Kazakhstan
CID001954	Tin	Top-Team Technology (Shenzhen) Ltd.	China
CID001955	Gold	Torecom	Korea, Republic Of
CID003474	Tin	TRATHO Metal Quimica	Brazil
CID002745	Gold	Tsai Brother industries	Taiwan
CID003195	Gold	TSK Pretech	Korea, Republic Of
CID003993	Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
CID001969	Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
CID001998	Tin	Ultracore Co., Ltd.	Taiwan
CID001977	Gold	Umicore Brasil Ltda.	Brazil
CID002314	Gold	Umicore Precious Metals Thailand	Thailand
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
CID002724	Tungsten	Unecha Refractory metals plant	Russian Federation
CID001993	Gold	United Precious Metal Refining, Inc.	United States Of America
CID002854	Gold	Universal Precious Metals Refining Zambia	Zambia
CID003498	Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China
CID002003	Gold	Valcambi S.A.	Switzerland
CID002004	Tin	Valcambi S.A.	Switzerland
CID003617	Gold	Value Trading	Belgium
CID002009	Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China
CID002015	Tin	VQB Mineral and Trading Group JSC	Viet Nam
CID003615	Gold	WEEEREFINING	France
CID002027	Tin	WELLEY	Taiwan, Province Of China
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	Australia
CID002042	Tin	Westmetall GmbH & Co. KG	Germany
CID002037	Gold	White Solder Metalurgia e Mineracao Ltda.	Brazil
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil
CID002778	Gold	WIELAND Edelmetalle GmbH	Germany
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	Austria
CID002843	Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of
CID004724	Tin	Woodcross Smelting Company Limited	Uganda
CID002057	Tin	WUJIANG CITY LUXE TIN FACTORY	China
CID002062	Tin	WUXI YUNXI SANYE SOLDER FACTORY	China
CID002063	Gold	Wuzhong Group	China
CID002428	Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
CID002076	Gold	Xiamen JInbo Metal Co., Ltd.	China
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	China
CID002946	Tin	Xianghualing Tin Industry Co., Ltd.	China
CID000616	Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
CID003973	Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	China
CID002090	Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China
CID002099	Tin	XURI	China
CID002100	Gold	Yamakin Co., Ltd.	Japan
CID002102	Gold	Yamato Denki Ind. Co., Ltd.	Japan
CID003583	Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China
CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China
CID002121	Tin	Yifeng Tin	China
CID002129	Gold	Yokohama Metal Co., Ltd.	Japan
CID003662	Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China
CID002147	Tin	Yuecheng Tin Co., Ltd.	China
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
CID002162	Tin	Yunnan Chengo Electric Smelting Plant	China
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	China
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

CID002164	Tin	Yunnan Copper Zinc Industry Co., Ltd.	China
CID002166	Tin	Yunnan Geiju Smelting Corp.	China
CID002491	Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China
CID002173	Tin	Yunnan Industrial Co., Ltd.	China
CID002309	Tin	Yunnan Malipo Baiyi Kuangye Co.	China
CID002180	Tin	Yunnan Tin Company Limited	China
CID003397	Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China
CID002195	Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China
CID002201	Gold	Zhaojun Maifu	China
CID002205	Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
CID002214	Gold	Zhongkuang Gold Industry Co., Ltd.	China
CID002219	Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China
CID002220	Tin	Zhongshan Jinye Smelting Co.,Ltd	China
CID002221	Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
CID002229	Tin	Zhuhai Horyison Solder Co., Ltd.	China
CID002231	Gold	Zhuhai toxic materials Monopoly Ltd.	China
CID002235	Tungsten	Zhuzhou Cemented Carbide	China
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China
CID002529	Gold	Zhuzhou Smelting Group Co., Ltd	China

Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab